THE 2023 ETF SERIES TRUST N-CSRS

Exhibit 19(b)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Eric W. Falkeis, President and Principal Executive Officer of The 2023 ETF Series Trust (the “Registrant”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of Pictet AI & Automation ETF, Pictet AI Enhanced International Equity ETF, Pictet AI Enhanced US Equity ETF and Pictet Cleaner Planet ETF for the semi-annual period ended March 31, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 8, 2026	/s/ Eric Falkeis
Eric W. Falkeis
President and Principal Executive Officer of the Trust

Exhibit 19(b)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Aaron Perkovich, Principal Financial Officer of The 2023 ETF Series Trust (the “Registrant”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of Pictet AI & Automation ETF, Pictet AI Enhanced International Equity ETF, Pictet AI Enhanced US Equity ETF and Pictet Cleaner Planet ETF for the semi-annual period ended March 31, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 8, 2026	/s/ Aaron Perkovich
Aaron Perkovich
Treasurer and Principal Financial Officer of the Trust